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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) October 15, 2003
                                                 -------------------------------


                                  Syntel, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Michigan
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                 (State or Other Jurisdiction of Incorporation)


           0-22903                                    38-2312018
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   (Commission File Number)                (IRS Employer Identification No.)


  525 E. Big Beaver Road, Suite 300, Troy, Michigan             48083
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       (Address of Principal Executive Offices)               (Zip Code)


                                 (248) 619-2800
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)











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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

        Exhibit
        Number
        -------

        99.1          Press Release dated October 15, 2003.



ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On October 15, 2003, Syntel, Inc. issued a press release announcing results of operations and related financial information for the quarter ended September 30, 2003. The full text of the press release is furnished as Exhibit
99.1 to this Report and is incorporated herein by reference.





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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                Syntel, Inc.
                              ------------------------------------------------
                                                (Registrant)




Date  October 15, 2003        By            /s/ Daniel M. Moore
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                                  Daniel M. Moore, Chief Administrative Officer































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                                 EXHIBIT INDEX

       Number                     Description
       ------                     -----------

        99.1          Press Release dated October 15, 2003.